UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2006


                          ALEXANDER INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-50673                                            33-0901631
(Commission File Number)                       (IRS Employer Identification No.)


       805-510 West Hastings Street, Vancouver, British Columbia, V6B 1LB
              (Address of principal executive offices and Zip Code)


        Registrant's telephone number, including area code (604) 689-1818


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 10, 2006, Alexander International, Ltd. (the "Company") accepted the resignation of its independent auditors, Beckstead and Watts, LLP ("Beckstead"), and determined to engage Armando C. Ibarra, CPA, A Professional Corporation ("Ibarra") as its new independent auditors. The change in auditors became effective immediately. This decision to accept the resignation of its independent auditors Beckstead and Watts, LLP, and engage Armando C. Ibarra, CPA was approved by the board of directors of the Company.

During the most recent fiscal year ended December 31, 2003 and 2002 and through the date of Beckstead's resignation on April 10, 2006, there were no disagreements between the Company and Beckstead on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Beckstead's satisfaction, would have caused Beckstead to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304 (a)(1)(iv) of Regulation S-B occurred within the two most recent years of the Company ended December 31, 2003 and 2002. The audit reports of Beckstead on the financial statements of the company for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports prepared by Beckstead and Watts for the fiscal period ending December 31, 2003 and 2002 contained a paragraph with respect to the Company's ability to continue as a going concern.

During the two most recent years of the Company ended , and through the date of the engagement of Ibarra on April 10, 2006, the Company did not consult with Ibarra regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-B of the Commission.

ITEM 9.01  FINANCIAL STATEMENTS, PRO-FORMA FINANCIALS INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No. 16       Letter of Beckstead and Watts, LLP, to the Securities and
                     Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALEXANDER INTERNATIONAL, LTD.


                                       By: /s/ Robert Tsuida
                                          -------------------------------------
                                       Name:  Robert Tsuida
                                       Title: President

Dated: April 13, 2006